Endo Pharmaceuticals JPMorgan 28th Annual Healthcare Conference January 2010 grow. collaborate. innovate. thrive. Exhibit 99.1 grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995
regarding, among other things, the company’s financial position, results of operations, market position, product development and business strategy, as well as estimates of future total revenues, future expenses, future net income and future earnings per share.
Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may” “intend,” “guidance”
or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in this presentation. These factors include, but are not limited to: the possibility that the acquisition of Indevus is not complementary to Endo; the inherent uncertainty of the timing and success of, and expense associated with, research, development, regulatory approval and commercialization of our products and pipeline products; competition in our industry, including for branded and generic products, and in connection with our acquisition of rights to assets, including intellectual property; government regulation of the pharmaceutical industry; our dependence on a small number of products and on outside manufacturers for the manufacture of our products; our dependence on third parties to supply raw materials and to provide services for certain core aspects of our business; new regulatory action or lawsuits relating to our use of controlled substances in many of our core products; our exposure to product liability claims and product recalls and the possibility that we may not be able to adequately insure ourselves; our ability to protect our proprietary technology; our ability to successfully implement our in-licensing and acquisition strategy; the availability of third-party reimbursement for our products; the outcome of any pending or future litigation or claims by the government; our dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of our total net sales; a determination by a regulatory agency that we are engaging in inappropriate sales or marketing activities, including promoting the “off-label” use of our products; the loss of branded product exclusivity periods and related intellectual property; and exposure to securities that are subject to market risk including auction-rate securities the market for which is currently illiquid; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption "Item 1A, RISK FACTORS" in our annual report on Form 10-K for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission on
March 2, 2009. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, we think could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive. ENDO PHARMACEUTICALS I. Our Business II. Executing Strategy for Growth III. Financial Outlook

grow. collaborate. innovate. thrive.

STRONG OPERATING PERFORMANCE
17% 3-YEAR CAGR FOR REVENUE*
$mm
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2001 2002 2003 2004 2005 2006 2007 2008 2009E
$252
$399
$596
$615
$820
$910
$1,086
$1,261
$1.44B - $1.465B
$80
$110
$217
$171
$285
$345
$366
$357
* Revenue CAGR includes 2009 Guidance midpoint.
Revenue
Cash Flow from Operations
Sustaining our Growth
grow. collaborate. innovate. thrive.

Frova
frovatriptan succinate

think
OPANA ER
(oxymorphone HCl) CII
Extended-release tablets

think
OPANA
(oxymorphone HCl) CII

Voltaren Gel
(diclofenac sodium topical gel) 1%

Lidoderm
LIDOCAINE PATCH 5%
A Custom Fit for PHN Pain

Percocet CII
(oxycodone and acetaminophen tablets, USP)

VALSTAR
(valrubicin) Sterile Solution for Intravesical Instillation

ONCE-YEARLY
SUPPRELIN LA
(histrelin acetate) subcutaneous implant

ONCE-YEARLY
VANTAS
(histrelin implant)

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive. STRONG CORE BUSINESS SUPPORTING GROWTH 5

Lidoderm®
LIDOCAINE PATCH 5%
A Custom Fit for PHN Pain

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
STRONG CORE BUSINESS SUPPORTING GROWTH

LIDODERM® key component of our core business
Strong source of operating cash flow
Stable TRx trends
10-year Commercial launch anniversary in September 2009
Differentiated product profile provides unique offering for HCPs and patients suffering from PHN
Improved PHN physician targeting for more efficient utilization of resources
Solid managed care contract positioning for 2010

think™

OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets

Percocet® CII
(oxycodone and acetaminophen tablets, USP)

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
STRONG CORE BUSINESS SUPPORTING GROWTH

Opioid Franchise
Opana® ER
Effective physician targeting and managed care strategy
Continuing strong share growth:
43% TRx growth YOY in Q3 2009
LAO market being down 2% for the same period
Surpassed two key competitors in TRx market share (Kadian and Avinza)
Opana® IR
Continued branded sales producing strong cash flow
Potential to support future generic sales
Percocet®/Endocet®
Solid cash flow supported by appropriate brand investments

ONCE-YEARLY
SUPPRELIN® LA
(histrelin acetate) subcutaneous implant

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
STRONG CORE BUSINESS SUPPORTING GROWTH

SUPPRELIN® LA Highlights
Central Precocious Puberty Incidence: 1 in every 5,000 – 10,000 children
Utilizes Hydron Implant Technology
Consistent quarter over quarter growth since 2007 launch
~80% unit growth YOY
SUPPRELIN LA Market Share ~35%
Growing base of product adoption
High level of patient, parent and physician satisfaction
Re-implantation rate of ~75%
Long-term efficacy / safety data (3yr.) supports first line therapy
Increasing marketing support to further grow share

Harvard
University
Percocet

EXECUTING THE STRATEGY
Defined parameters for expansion into adjacent therapeutic and device markets that leverage our commercial infrastructure
Vantas
Axomadol
FORTESTA
Urocidin
Jubilant
Aurigene
Harvard
University
Supprelin LA
Valstar
LIDODERM
OPANA ER/IR
Voltaren Gel
Specialty
Generics
Percocet
FROVA
AVEED
grow. collaborate. innovate. thrive.

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
DEVELOPMENT PIPELINE
grow. collaborate. innovate. thrive.
** Licensed to Teva Pharmaceuticals Inc. * Granted orphan drug status

Pending
Pending
Phase I
Phase II
Phase III
NDA
AVEED
Long Acting Injectable Testosterone
FORTESTA
2% Testosterone Gel
Bladder Cancer
Urocidin
Octreotide Implant
Acromegaly*
Axomadol
Moderate to moderately severe chronic pain
Pagoclone**
Stuttering
Octreotide Implant
Carcinoid Syndrome
TM

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
REGULATORY DEVELOPMENTS
AVEED (Long Acting Testosterone Injection)
Complete Response received
December 2009
FDA Comments:
Very rare but serious adverse events,
including post-injection anaphylactic
reaction and pulmonary oil
microembolism
Insufficiency of proposed Risk
Evaluation and Mitigation Strategy
(REMS)
Evaluation ongoing
FORTESTA (2% Testosterone Gel)
Complete Response received
October 2009
FDA Requests:
Additional analysis of the
existing clinical data
Conduct a clinical study to
address the effects of washing
after applying the product to
reduce transference
Expect to file Complete
Response mid-2010

TM TM

Develop and commercialize high value generics

In-license products and API

Leverage implant technology to improve patient compliance and outcomes

12

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive. 12 SPECIALTY GENERICS

SPECIALTY GENERICS DEVELOPMENT
~40 Projects
~40 Projects
25 Near-term*
25 Near-term*
13 Current
13 Current
ANDA
ANDA
reviews
reviews
*Near-term revenue 2010-2012
Approximately 40 projects under
development
Mycophenolate capsules
approved December 2009
15 Current ANDA submissions
13 with near-term launch targets
2 with long-term launch targets
Managing development for
sustainable growth
Potential efficiencies with
branded Rx business
grow. collaborate. innovate. thrive.

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
FINANCIAL OUTLOOK
Current business
Expect a strong finish to 2009, at the upper end of previously stated ranges for revenue and adjusted diluted EPS
Revenue range of $1.44B - $1.465B
Adjusted diluted EPS range of $2.67 - $2.73
Reported (GAAP) diluted EPS range of $1.41- $1.47
Flexible cost infrastructure
Expect to generate $300 - $350M in annual Operating Cash Flow, going forward

Reinvestment in the core branded and generic business

Advance R&D pipeline programs

Strategic Parameters

- Drugs
- Devices
- Diagnostics

→

Business Development

- M&A
- Licensing
- Strategic Partnerships

15 Value creation opportunities ENDO POSITIONING FOR GROWTH grow. collaborate. innovate. thrive.

grow. collaborate. innovate. thrive. grow. collaborate. innovate. thrive.
GROWING OUR BUSINESS
Our objective is to position Endo for solid, sustainable revenue and earnings growth
Healthcare industry is evolving
Results-driven medicine will drive collaboration among
Providers, Payers and Patients
Endo is transforming to deliver the right treatment solutions
Focused on consumer-driven medical  decisions

Endo Pharmaceuticals JPMorgan 28th Annual Healthcare Conference January 2010 grow. collaborate. innovate. thrive.